Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
AND NOTE MODIFICATION AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT AND NOTE MODIFICATION AGREEMENT (the "Amendment") is dated as of November 24, 2010, and is made by and between ORWELL NATURAL GAS COMPANY, an Ohio corporation (the "Borrower"), and THE HUNTINGTON NATIONAL BANK (the "Lender").

WHEREAS, the Borrower, the Guarantors and the Lender are parties to that certain Amended and Restated Loan Agreement dated as of December 31, 2009 (the "Loan Agreement");

WHEREAS, the Borrower and the Guarantors have requested the Lender to extend the maturity date for the loans under the Loan Agreement in order to permit the Borrower to effect a refinancing of the Obligations, and the Lender has agreed to such request, subject to the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained, and intending to be legally bound hereby, covenant and agree as follows:

1.      Recitals.  The foregoing recitals are true and correct and incorporated herein by reference.

2.      Defined Terms.  Defined terms used herein unless otherwise defined herein shall have the meanings given to them in the Loan Agreement.

3.      Restated Definitions.  The following definition set forth in Section 1.1 of the Loan Agreement is hereby amended and restated as follows:

"Line of Credit Termination Date" means January 31, 2011.

4.      Amendment of Section 2.2a of the Loan Agreement.  Section 2.2a [Term Loan; Term Note] of the Loan Agreement is hereby amended and restated as follows:

"2.2a                 Term Loan; Term Note.  The obligation of the Borrower to repay, on or before January 31, 2011, the unpaid principal amount of the Term Loan shall be evidenced by the Term Note.  The principal amount actually due and owing the Lender under the Term Note made payable to it shall be the unpaid principal amount of the Term Loan due the Lender, all as shown on the Loan Account established pursuant to Section 2.9 hereof.  As of November 22, 2010, the outstanding principal balance of the Term Loan is $4,097,461.38."

5.      Amendment of Section 2.2b(i) of the Loan Agreement.  Section 2.2b(i) [Scheduled Principal Payments] of the Loan Agreement is hereby amended and restated as follows:

"(i)                 Scheduled Principal Payments.  Principal and interest on the Term Loan shall be repaid in consecutive monthly installments, each in the amount of $35,330.61, commencing on December 31, 2009 and on the last day of each month thereafter through and including December 31, 2010, with the final payment on January 31, 2011, being equal to the outstanding principal balance of the Term Loan plus accrued and unpaid interest.  The Borrower shall execute a Note Modification Agreement in form and content acceptable to the Lender evidencing the extension of the maturity date of the Term; provided however, that the parties hereby acknowledge and agree that no novation is intended or shall result from such modification."

6.      Modification of Line of Credit Note.  Section 1(a) of the Line of Credit Note is hereby amended and restated to read as follows:

"(a)  The maturity date shall be extended to January 31, 2011; and."

7.      Modification of Term Note.  Section 1(a) of the Term Loan Note is hereby amended and restated to read as follows:

"(a)  The maturity date shall be extended to January 31, 2011; and."

8.      Extension Fee.  The Borrower agrees to pay the Lender a nonrefundable Amendment Fee for extension set forth herein in the amount of $2,000, payable on the effective date of this Amendment, which amount shall be deemed to be earned as of the date hereof.

9.      Representations and Warranties; No Defaults.  The Borrower represents and warrants to the Lender that after giving effect to this Amendment (i) the representations and warranties contained in Article IV of the Loan Agreement and in each of the other Loan Documents are true and accurate on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and (ii) no Event of Default or Default under the Loan Agreement or any of the other Loan Documents has occurred or exists as of the date hereof.

10.      Effective Date.  This Amendment shall become effective upon due execution and delivery by all the parties hereto and payment of the fees and expenses payable to the Lender in accordance with Sections 8 and 13 of this Amendment.

11.      Governing Law.  This Amendment shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.

12.      Full Force and Effect.  Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties, and covenants of the Loan Agreement and the other Loan Documents are true and correct and shall continue in full force and effect, including without limitation, all liens and security interests securing the Borrower’s Obligations to the Lender.

13.      Reimbursement of Expenses.  The Borrower unconditionally agrees to pay and reimburse the Lender and save the Lender harmless against liability for the payment of all out-of-pocket costs, expenses and disbursements, including without limitation, reasonable fees and expenses of counsel incurred by the Lender in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment, the Loan Agreement, the Loan Documents and all other documents or instruments to be delivered or recorded in connection therewith.

14.      Counterparts.  This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

15.      Entire Agreement.  This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof.  No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment and no party shall be bound by or liable for any alleged representation, promise, inducement, or statement of intention not set forth herein.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT AND NOTE MODIFICATION AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment to Amended and Restated Loan Agreement and Note Modification Agreement as of the day and year first above written.

ORWELL NATIONAL GAS COMPANY

By:	/s/ Thomas J. Smith	(Seal)
Name:	Thomas J. Smith
Title:	President

THE HUNTINGTON NATIONAL BANK

By:	/s/ Bruce G. Shearer
Name:	Bruce G. Shearer
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT AND NOTE MODIFICATION AGREEMENT]

GUARANTOR JOINDER

The undersigned hereby join in the foregoing First Amendment to Amended and Restated Loan Agreement and Note Modification Agreement for the purpose of acknowledging that their respective obligations under the Amended and Restated Continuing Agreement of Guaranty and Suretyship dated as of December 31, 2009 continue and remain in full force and effect.

ONG MARKETING, INC.

By:	/s/ Richard M. Osborne
Name:	Richard M. Osborne
Title:

LIGHTNING PIPELINE COMPANY, INC.

By:	/s/ Thomas J. Smith
Name:	Thomas J. Smith
Title:

LIGHTNING PIPELINE COMPANY II, INC.

By:	/s/ Richard M. Osborne
Name:	Richard M. Osborne
Title:

/s/ Richard M. Osborne
RICHARD M. OSBORNE